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Exhibit 10.4

SECOND AMENDMENT

        SECOND AMENDMENT (this "Second Amendment"), dated as of April 29, 2004, among PRIMEDIA INC., a Delaware corporation (the "Borrower"), the lending institutions listed from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A. as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents, (in such capacity, the "Co-Documentation Agents") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the Borrower, the Banks, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent have entered into a Credit Agreement, dated as of June 20, 2001 (as amended, modified or supplemented through, but not including, the date hereof the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

        NOW, THEREFORE, it is agreed;

A.
Amendment to the Credit Agreement

          1.     Section 3.02 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

            "Notwithstanding anything to the contrary contained in this Section 3.02, each reduction of the Total Revolving Loan Commitment pursuant to this Section 3.02 made in connection with the issuance of Additional Indebtedness during the period from, and including, April 27, 2004 to, and including, August 15, 2004 shall reduce, first, the December 31, 2004 Scheduled Revolving Loan Commitment Reduction and second (as applicable), the then remaining Scheduled Revolving Loan Commitment Reductions on a pro rata basis (based on the remaining amount of each such Scheduled Revolving Loan Commitment Reduction)."

          2.     Section 4.01 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

        "Notwithstanding anything to the contrary contained in this Section 4.01, each prepayment in respect of Term Loans A or Term Loans B pursuant to this Section 4.01 made from the proceeds of the issuance of Additional Indebtedness during the period from, and including, April 27, 2004 to, and including, August 15, 2004 shall be applied (i) first, (x) in the case of a prepayment of the Term Loans A, to reduce up to the full amount of the December 31, 2004 Scheduled TLA Repayment and (y) in the case of a prepayment of the Term Loans B, to reduce up to the full amount of the June 30, 2004 (to the extent such Additional Indebtedness is issued on or prior to such date) and then December 31, 2004 Scheduled TLB Repayments, and (ii) second, to reduce the then remaining Scheduled TLA Repayments or Scheduled TLB Repayments, as the case may be, on a pro rata basis (based upon the then remaining principal amount of each such Scheduled TLA Repayment or Scheduled TLB Repayment, as the case may be)."

          3.     Section 8.07(j) of the Credit Agreement is hereby amended by deleting the phrase "equal to" appearing therein and inserting the phrase "less than or equal to" in lieu thereof.

          4.     Section 8.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
"Second Amendment Effective Date and thereafter	2.25 to 1.00"

          5.     Section 8.11 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
"Second Amendment Effective Date to and including September 30, 2005	6.25 to 1.00
October 1, 2005 to and including June 30, 2006	6.00 to 1.00
July 1, 2006 to and including September 30, 2006	5.75 to 1.00
October 1, 2006 to and including March 31, 2007	5.50 to 1:00
April 1, 2007 to and including September 30, 2007	5.25 to 1.00
October 1, 2007 to and including March 31, 2008	5.00 to 1.00
April 1, 2008 to and including June 30, 2008	4.75 to 1.00
July 1, 2008 and thereafter	4.50 to 1.00"
6.
Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Second Amendment" shall mean the Second Amendment to this Agreement, dated as of April 29, 2004 among the Borrower, the Banks party thereto and the Administrative Agent.

          "Second Amendment Effective Date" shall mean the date on which the Second Amendment became effective (i.e.,            ,    2004).

          "Term Loans" shall have the meaning provided in Section 1.01b.

B.
Miscellaneous Provisions

          1.     In order to induce the Banks to enter into this Second Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Second Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment.

          2.     This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3.     This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          4.     THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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          5.     This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office, (ii) the Borrower (w) shall have issued Additional Indebtedness in an amount no less than $250,000,000 by no later than August 15, 2004, (x) voluntarily reduced the Total Revolving Loan Commitment in connection with such issuance by an amount no less than $21,350,000, (y) voluntarily prepaid the Term Loans A in connection with such issuance in an amount no less than $30,000,000 and (z) voluntarily prepaid the Term Loans B in connection with such issuance in an amount no less than $120,000,000, and (iii) the Borrower shall have paid to the Administrative Agent for distribution to each Bank which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by no later than 5:00 p.m. New York time on May 5, 2004, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 0.05% of the sum of the aggregate outstanding principal amount of the Term Loans of such Bank plus the Revolving Loan Commitment of such Bank, in each case as outstanding and as in effect immediately after giving effect to the voluntary prepayments and commitment reductions in connection with the issuance in clause (ii) hereof.

          6.     From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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        IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered as of the date first above written.

PRIMEDIA INC.
By:	Title:

[Signature Page to the Second Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, Individually and as Administrative Agent
By:	Title:

[Signature Page to the Second Amendment to the Credit Agreement]

[OTHER LENDERS]
By:	Title:
[By:	Title:]

[Signature Page to the Second Amendment to the Credit Agreement]

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SECOND AMENDMENT
W I T N E S S E T H